UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 3, 2023, the Board of Directors (the “Board”) of Compass Minerals International, Inc. (the “Company”) increased the size of the Board from 10 directors to 11 directors and appointed Jill V. Gardiner as a director with a term expiring at the Company’s next annual meeting of stockholders. Ms. Gardiner is an independent director and an audit committee financial expert and has been appointed to the Audit Committee and the Environmental, Health, Safety and Sustainability Committee of the Board.

As a non-employee director, Ms. Gardiner will be entitled to receive the same compensation as the Company’s other non-employee directors, as described in the Summary of Non-Employee Director Compensation, which is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2022, and in accordance with the Company’s Non-Employee Director Compensation Policy, which is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. In addition, Ms. Gardiner will receive an equity grant, vesting on the first anniversary of the grant, with an equity value equal to $120,000 (the annual equity award value paid to the Company’s non-employee directors), prorated based on the number of days Ms. Gardiner will serve in advance of the anticipated date of the Company’s 2024 annual meeting of stockholders. Ms. Gardiner and the Company have entered into the Company’s standard form of indemnification agreement.

There is no arrangement or understanding between Ms. Gardiner and any other person pursuant to which Ms. Gardiner was appointed as a director. Furthermore, there are no transactions between Ms. Gardiner (or any member of her immediate family) and the Company (or any of its subsidiaries) that would be required to be reported under Item 404(a) of Regulation S-K.

The Company issued a press release announcing Ms. Gardiner's appointment to the Board on May 4, 2023. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release issued by Compass Minerals International, Inc. on May 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: May 4, 2023	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer